UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2025

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective beginning with the 2025 bonus payable in 2026, the Compensation Committee of the Board of Directors of Capital Bancorp, Inc. (the “Company”) approved (i) a second amendment (the “Second Amendment”) to the Employment Agreement of Steven Poynot, President and Chief Operating Officer of Capital Bank, N.A. (the “Bank”), and (ii) a first amendment (the “First Amendment”) to the Employment Agreement of Dominic Canuso, Chief Financial Officer of the Company and the Bank.

The Second Amendment increases Mr. Poynot’s target annual incentive opportunity from 30% to 40% of his current base salary, and the maximum annual incentive opportunity for overachievement has been increased from 150% of target (45% of base salary) to 200% of target (80% of base salary).

Pursuant to the First Amendment, Mr. Canuso’s target annual incentive opportunity remains at 30% of his current base salary; however, the maximum annual incentive opportunity for overachievement has been increased from 150% of target (45% of base salary) to 200% of target (60% of base salary).

All other terms and conditions of each Employment Agreement remain unchanged. The foregoing descriptions of the Second Amendment and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and the First Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Additionally, effective beginning with the 2025 annual bonus payable in 2026, the Compensation Committee approved modifications to the annual bonus opportunity for Karl Dicker, President of OpenSky™ & Fintech. Mr. Dicker does not have an employment agreement with the Company. His target annual incentive opportunity remains at 60% of his current base salary; however, the maximum annual incentive opportunity for overachievement has been increased from 150% of target (90% of base salary) to 200% of target (120% of base salary).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement, dated May 5, 2025, between Capital Bank, N.A. and Steven Poynot.
10.2	First Amendment to Employment Agreement, dated May 5, 2025, between Capital Bank, N.A. and Dominic Canuso.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: May 9, 2025	By: /s/ Dominic Canuso
Name: Dominic Canuso
Title: Chief Financial Officer

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